Cullen Small Cap Value Fund
Retail Class	Class I	Class C
CUSRX	CUSIX	CUSCX

Summary Prospectus

October 28, 2026

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 28, 2026 and most recent annual report to shareholders, dated June 30, 2026 are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

Investment Objective

The Cullen Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I
Redemption Fee (as a percentage of amount redeemed)[a]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[b]	3.78%	3.78%	3.78%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses[c]	5.03%	5.78%	4.78%
Less Expense Reduction/Reimbursement[d]	-3.78%	-3.78%	-3.78%
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	1.00%

aYou will be charged a 2% redemption fee if you redeem or exchange shares of the Small Cap Value Fund within seven (7) days of purchase. The redemption fee is payable to the Small Cap Value Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading. The Small Cap Value Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

bOther expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Small Cap Value Fund’s statement of operations for its most recently completed fiscal year.

cThe Total Annual Fund Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Small Cap Value Fund and does not include Acquired Fund Fees and Expenses.

dCullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares and 1.00% for Class I shares, through October 31, 2027 (the “Termination Date”). The Adviser may, due to a recapture provision of the written fee waiver and expense reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Small Cap Value Fund to exceed expense limitations in place at the time the expenses or fees were waived or existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Small Cap Value Fund or the Adviser prior to the Termination Date.

Expense Example

This example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Small Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$127	$1,171	$2,214	$4,818
Class C	$203	$1,384	$2,547	$5,377
Class I	$102	$1,098	$2,099	$4,621

*The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2027. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate will result in higher transaction costs and may result in higher taxes when Small Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Value Fund’s performance. During the most recent fiscal year, the Small Cap Value Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Value Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in small-capitalization value companies. The Adviser defines small-capitalization as those companies with market capitalizations below $5 billion at the time of original purchase The Adviser defines value companies as companies that the Adviser believes are undervalued compared to their perceived worth in the marketplace. The Adviser considers a number of factors when determining whether a company is undervalued, including whether (i) the issuer is included in an index which is representative of value companies; (ii) the issuer is classified as a value company by an independent third party and/or (iii) the issuer exhibits the characteristics of a value company, considering metrics such as such as price-to-book ratio, price-to-earnings ratio, and dividend yield relative to the applicable equity market. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Additionally, the Small Cap Fund generally selects stocks of companies that have the following characteristics:

•a below average price/earnings ratio as compared with the average price/earnings ratio of the equity securities in the Russell 2000 Value Stock Index;

•above average projected earnings growth as compared to the average projected earnings growth of the equity securities in the Russell 2000 Value Stock Index.

The Small Cap Value Fund generally invests substantially all of its assets in common stocks and other equity securities, which can include convertible debt, exchange-traded funds (“ETFs”) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and preferred stocks. The Small Cap Value Fund invests roughly similar amounts of its assets in each security in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their price or earnings growth potential.

The Small Cap Value Fund may invest up to 30% of its assets in securities of companies headquartered outside the United States. These investments will be made in securities traded on exchanges outside the United States and/or American Depositary Receipts (“ADRs”), which are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets or available through a U.S. broker or dealer. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

The Small Cap Value Fund intends to diversify its investments in securities of companies headquartered outside the United States across different countries, and the percentage of the Small Cap Value Fund’s assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment, subject to other restrictions described herein. The Small Cap Value Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets. The Fund may consider investments in companies in any of the world’s developed or emerging stock markets.

As part of its strategy, the Small Cap Value Fund, in order to generate additional income, may selectively write covered call options when it is deemed to be in the Fund’s best interest. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying equity security at a specified price upon exercise of the option at any time prior to its expiration. Writing a covered call option allows the Small Cap Value Fund to receive a premium. A call option gives the holder the right, but not the obligation, to buy the underlying equity stock from the writer of the option at a given price during a specific period.

The Small Cap Value Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the Small Cap Value Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Small Cap Value Fund’s major risks are those of investing in the stock market, which can mean the Small Cap Value Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the Small Cap Value Fund’s underlying equity investments can be caused, and also be further prolonged, by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditure, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Small Cap Value Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse, thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Small Cap Value Fund’s shares. As a result, you could lose money investing in the Small Cap Value Fund.

Small-Capitalization Companies Risk. The Small Cap Value Fund invests in the stocks of small-capitalization companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile, and they face greater risk of business reversals, which could increase the volatility of the Small Cap Value Fund’s portfolio. Further, due to thin trading in some such companies, an investment may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks.

Value Style Investing Risk. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Small Cap Value Fund’s “value” investment style may sometimes be lower than that of other types of equity funds.

Foreign Securities Risk. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•future political and economic developments,

•possible trade disputes, including the imposition of sanctions and tariffs,

•the imposition of foreign withholding taxes on dividend and interest income payable on the securities,

•the possible establishment of exchange controls,

•the possible seizure or nationalization of foreign investments, and

•the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the Small Cap Value Fund if any of the following occur:

•foreign stock markets decline in value,

•the Small Cap Value Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,

•the value of a foreign currency declines relative to the U.S. dollar, or

•political, social or economic instability in a foreign country causes the value of the Small Cap Value Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

Options or Covered Call Writing Risk. The Fund may write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. The market price of the call will, in most instances, move in conjunction with the price of the underlying equity security. However, if the security rises in value and the call is exercised, the Small Cap Value Fund may not participate fully in the market appreciation of the security, which may negatively affect your investment return. The Fund’s writing of covered call options is also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), governs the use of certain derivatives by registered investment companies. The Fund has implemented policies and procedures to comply with Rule 18f-4. Rule 18f-4 imposes limits on the amount of certain derivatives a fund can enter into, eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives (including for purposes of Rule 18f- 4, covered call options) is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The U.S. government may consider adopting and implementing other new, additional regulations governing derivatives markets, which new regulations may impact options or covered call writing, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, impose reporting and other obligations on the Fund in connection with its investments in derivatives, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use derivative products, including options or covered calls, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objectives.

Financials Sector Risk. To the extent the Fund focuses on the financials sector, the Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change.

Large Shareholder Risk. Certain large shareholders, the Adviser or an affiliate of the Adviser, or another entity, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Market Disruptions Risk; Sovereign Debt Crises Risk. The global financial markets have in recent years undergone pervasive and fundamental disruptions. This global market turmoil has led to increased market volatility. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including political uncertainty, and high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world. The securities of the United States, as well as several countries across Europe and Asia, have in recent years been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk. The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

Performance Information

The following performance information shows the variability of the Retail Class’s returns (the class with the longest period of annual returns) and demonstrates some of the risks of investing in the shares of the Small Cap Value Fund. The bar chart shows the total return of the Small Cap Value Fund and shows the changes in the Small Cap Value Fund’s performance from year to year (on a calendar year basis). The table shows the Small Cap Value Fund’s average annual total return over time compared to one or more broad measures of market performance. The Russell 1000 Index serves as the Fund’s regulatory broad-based securities market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Small Cap Value Fund. The Small Cap Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

Year-by-Year Total Return as of December 31, 2025

30%
20%
10%
0%
-10%
-20%
18.90%
1.52%
-9.84%
22.47%
11.71%
21.60%
0.19%
5.43%
4.51%
-1.38%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

The Small Cap Value Fund’s 2026 year-to-date total return through September 30, 2026 was 1.09%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	40.91%	Q4/2020
Lowest Return	-36.31%	Q1/2020

Average Annual Total Returns as of December 31, 2025

Small Cap Value Fund, Retail Class	1 Year	5 Year	10 Year
Returns before taxes	-1.38%	5.77%	7.02%
Returns after taxes on distributions[1]	-1.56%	3.71%	4.77%
Returns after taxes on distributions and sale of Fund shares	-0.67%	3.75%	4.55%

Small Cap Value Fund, Class I
Returns before taxes	-1.21%	6.02%	7.29%

Small Cap Value Fund, Class C
Returns before taxes	-2.12%	4.97%	6.22%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%
Russell 1000 Index[2]	17.37%	13.59%	14.59%

1After-tax returns are shown for Retail Class shares only. After-tax returns for Class C and Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

2Per new regulatory requirements, the Fund’s regulatory broad-based securities market index is the Russell 1000® Index, which represents the overall U.S. equity market.

The Russell 1000 Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Investment Adviser

Cullen Capital Management LLC serves as the investment adviser to the Small Cap Value Fund.

Portfolio Managers

James P. Cullen, the Adviser’s Chairman, Chief Executive Officer and controlling member, is a portfolio manager of the Small Cap Value Fund since the Fund’s inception on October 1, 2009. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

Brooks H. Cullen is co-portfolio manager of the Small Cap Value Fund since its inception on October 1, 2009. Mr. Cullen currently serves as Portfolio Manager and Vice Chairman at the Adviser and has worked there since May 2000.

Brian Drubetsky is co-portfolio manager of the Small Cap Value Fund since October 28, 2016. Mr. Drubetsky currently serves as Portfolio Manager and Vice President at the Adviser and has worked there since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Small Cap Value Fund on days the New York Stock Exchange (NYSE) is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular Mail:
Cullen Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Address
Cullen Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

The Small Cap Value Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional
Retail Class-Regular Accounts	$1,000	$100
Retail Class-IRAs and UGMA/UTMA Accounts, Simple IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class C-Regular Accounts	$1,000	$100
Class C-IRAs and UGMA/UTMA Accounts, Simple IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class I	$1,000,000	$100

•A registered investment adviser may aggregate all client accounts investing in Class I shares of the Small Cap Value Fund to meet the investment minimum.

•If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

•If you use an AIP for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Small Cap Value Fund’s distributions to you may be taxable whether you received them in cash or additional shares of the Fund, and may be taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions can be subject to U.S. federal income tax as ordinary income when distributed to, or received by, you from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Small Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.